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                                                                    Exhibit 23.7



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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We have issued our report dated January 9, 1998, accompanying the financial statements of Municipal Capital Markets Group, Inc. included in Post-Effective Amendment No. 1 to Form S-1 (File No. 333-53779). We consent to the incorporation by reference of the aforementioned report in the Registration Statement on Form S-8.



/s/ GRANT THORNTON LLP
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    Grant Thornton LLP


Dallas, Texas
August 6, 1998